                                 UNITED  STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    Form 8-K

                                CURRENT  REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) . . . . . .   February 20, 2001



                       FIRST  CENTURY  BANKSHARES,  INC.

     (Exact   name   of   registrant   as   specified   in   its   charter)



   West  Virginia                       0-11671                  55-0628089
-------------------                     -------                  ----------
  (State of other                     (Commission             (I.R.S. Employer
   jurisdiction)                      File Number)           Identification No.)

      500  Federal  Street,  Bluefield,  West Virginia              24701
          (Address of principal executive offices)               (Zip  Code)



Registrant's  telephone  number,  including  area  code:          (304) 325-8181



                                      N/A
     (Former  name  or  former  address,  if  changed  since  last  report)
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                        FIRST CENTURY BANKSHARES,  INC.
                                    FORM 8-K


Item 5.   Other Events

Enclosed is the text of the official press release announcing a stock repurchase plan for First Century Bankshares, Inc.


(c)  Exhibits

     99.1 Press Release announcing establishment of stock buy back plan.



SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                         FIRST CENTURY BANKSHARES, INC.


                         By:          /s/   J. Ronald Hypes
                              -------------------------------------------------
                              J. Ronald  Hypes, Treasurer
                              (Principal Accounting and Financial Officer)

                         Date:       March 1, 2001
                              -------------------------------------------------



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